EXHIBIT 31.2

        CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
               SECTION 302 OF THE SARBANES-OXLEY ACT
        ----------------------------------------------------

     I, John Markovitch, Jr., hereby certify that:

1. I have reviewed this quarterly report on Form 10Q-SB of Alpha
Motorsport, Inc. (the Issuer).

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects our financial condition, results of operations and cash flows as of, and for, the periods presented in this quarterly report.

(4) The other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)):

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Alpha Motorsport, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of Alpha Motorsport, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in our internal control over financial reporting that occurred during our most recent fiscal quarter (the fourth fiscal quarter in the case of an quarterly report) that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting; and

(5) The Issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to our auditors and the audit committee of our board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect our ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in our internal control over financial reporting.
                                   Alpha Motorsport, Inc., Registrant

Dated: May 10, 2006               /s/ John Markovitch, Jr.
                                   -------------------------------------
                                   By: John Markovitch, Jr., Chief Financial
                                   Officer, Principal Accounting Officer,
                                   Treasurer and Director